SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant / X /

                 Filed by a party other than the Registrant                 / /

Check the appropriate box:

/    /   Preliminary Proxy Statement

/    /   Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e) (2))

/ X /    Definitive Proxy Statement

/    /   Definitive Additional Materials

/    /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

             PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                   PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                 PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
                 PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
                    PUTNAM MANAGED MUNICIPAL INCOME TRUST
                    PUTNAM MUNICIPAL OPPORTUNITIES TRUST
              PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

              (Name of Registrant as Specified In Its Charter)

                 (Name of Person(s) Filing Proxy Statement,
                          if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /    No fee required

/    /   Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
        0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

IMPORTANT INFORMATION FOR SHAREHOLDERS IN
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

          The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 4.
          We urge you to spend a couple of minutes with the proxy statement, and either fill out your proxy card and return it to us via the mail, or record your voting instructions via the Internet. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.
          We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.




                              [PUTNAM SCALES LOGO]

Table of contents

A Message from the Chairman................................................ 1

Notice of Shareholder Meeting.............................................. 2

Trustees' Recommendations.................................................. 4

Proxy card enclosed







If you have any questions, please contact
us at the special toll-free number we have
set up for you (1-800-225-1581)
or call your financial advisor.
-----------------------------------------------

A Message from the Chairman

Dear Shareholder:


[photo of John A. Hill]



I am writing to you to ask for your vote on important questions that affect your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. Instructions are listed at the top of your proxy card. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.
                                         Sincerely yours,


                                    /s/  John A. Hill
                                         ----------------------
                                         John A. Hill, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE
 MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE
 MUNICIPAL TRUST

Notice of Annual Meeting of Shareholders

  > This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

     To the Shareholders of Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust:

     The Annual Meeting of Shareholders of your fund will be held on October 5, 2000 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   Fixing the number of Trustees and electing Trustees. See page 6.

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page 30.


     By the Trustees
     John A. Hill, Chairman
     George Putnam, III, President


     Jameson A. Baxter     John H. Mullin, III
     Hans H. Estin         Robert E. Patterson
     Ronald J. Jackson     A.J.C. Smith
     Paul L. Joskow        W. Thomas Stephens
     Elizabeth T. Kennan   W. Nicholas Thorndike
     Lawrence J. Lasser

     WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.

     August 11, 2000

Proxy Statement

  > This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial advisor.

  >  Who is asking for your vote?

     The enclosed proxy is solicited by the Trustees of Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust for use at the Annual Meeting of Shareholders of each fund to be held on October 5, 2000, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages).

  > How do your fund's Trustees recommend that shareholders vote on these proposals?

     The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees; and

2a. All funds except Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust: For ratifying the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund.

2b. Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust only: For ratifying the selection of KPMG LLP as the independent auditors of your fund.


  >  Who is eligible to vote?

     Shareholders of record at the close of business on July 14, 2000 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement are being mailed on or about August 14, 2000.

     Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

     Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

I.   ELECTION OF TRUSTEES

  >  Who are the nominees for Trustees?

     The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

     The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

     Pursuant to the bylaws of your fund and the Investment Company Act of 1940, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 11 of the 13 nominees. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other eleven Trustees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.


  >  Jameson Adkins Baxter

[photo of Jameson Adkins Baxter]


     Ms. Baxter, age 57, is the President of Baxter Associates, Inc., a management consulting and private investment firm that she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc. and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter

     Nominees for Trustees

     held various positions in investment banking and corporate finance at First Boston.

     Ms. Baxter currently also serves as a Director of Banta Corporation, Ryerson Tull and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Member of the Board of Governors of Good Shepherd Hospital; and Chair of the National Center for Non-profit Boards. Ms. Baxter is a graduate of Mount Holyoke College.


  >  Hans H. Estin

[photo of Hans H. Estin]

     Mr. Estin, age 72, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment advisor serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute and as a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


  >  John A. Hill

[photo of John A. Hill]

     Mr. Hill, age 58, is Chairman of the Trustees. He is the Vice-Chairman and Managing Director of First Reserve Corporation, a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors.

     Nominees for Trustees

     Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

     Mr. Hill currently also serves as a Director of Santa Fe Snyder Corporation, an exploration and production company, TransMontaingne Oil Company, a refined oil product pipeline and distribution company and various private companies controlled by First Reserve Corporation. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


> Ronald J. Jackson

[photo of Ronald J. Jackson]

     Mr. Jackson, age 56, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.

     Nominees for Trustees

  >  Paul L. Joskow*

[photo of Paul L. Joskow]

     Dr. Joskow, age 53, is Elizabeth and James Killian Professor of Economics and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology. He has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

     Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

     Dr. Joskow is a graduate of Cornell University and Yale University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.


  >  Elizabeth T. Kennan

[photo of Elizabeth T. Kennan]

     Dr. Kennan, age 62, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history, published numerous articles, and directed the post-doctoral programs in Patristic and Medieval Studies.

     Dr. Kennan currently also serves as a director of Northeast Utilities, Talbots and Cambus-Kenneth Bloodstock, a corporation involved in thoroughbred horse breeding and farming. She is a member of The Folger Shakespeare Library Committee and a trustee of Franklin Pierce College.

     Nominees for Trustees

     Dr. Kennan previously served as a director of Bell Atlantic Corporation, Chastain Real Estate and Kentucky Home Life Insurance. Active in various educational and civic associations, Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University. She holds several honorary doctorates.


  >  Lawrence J. Lasser*

[photo of Lawrence J. Lasser]

     Mr. Lasser, age 57, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

     Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. He is a Member of the Board of Directors of the United Way of Massachusetts Bay, a Member of the Board of Governors of the Investment Company Institute, a Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of the Beth Israel Deaconess Medical Center, Boston and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

> John H. Mullin, III

[photo of John H. Mullin]

     Mr. Mullin, age 59, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm in 1989, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

     Mr. Mullin currently serves as a Director of Graphic Packaging International Corp., a company engaged in the

     Nominees for Trustees

     manufacture of packaging products, Alex. Brown Realty, Inc., a real estate investment company, CP&L Energy, a public utility company, and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.


  >  Robert E. Patterson

[photo of Robert E. Patterson]

     Mr. Patterson, age 55, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment advisor which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

     Mr. Patterson currently also serves as Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

     Nominees for Trustees

  >  George Putnam, III*

[photo of George Putnam, III]


     Mr. Putnam, age 48, is the President of your Fund and each of the other Putnam Funds. He is also President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment advisor which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

     Mr. Putnam currently also serves as a Director of The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  >  A.J.C. Smith*

[photo of A.J.C. Smith]

     Mr. Smith, age 66, is a Director of Marsh & McLennan Companies, Inc. From May 1992 to November 1999, he served as the company's Chairman and Chief Executive Officer and from November 1999 to May 2000, he served as Chairman. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a

     Nominees for Trustees

     Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


  >  W. Thomas Stephens

[photo of W. Thomas Stephens]

Mr. Stephens, age 57, was, until 1999, the President and Chief Executive Officer of MacMillan Bloedel Limited, a forest products and building materials company. In 1996, Mr. Stephens retired as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation.

Mr. Stephens serves as a Director for Qwest Communications, a communications company, New Century Energies, a public utility company, TransCanada Pipelines, and Fletcher Challenge Canada, a paper manufacturer. Mr. Stephens has B.S. and M.S. degrees from the University of Arkansas.


  > W. Nicholas Thorndike

[photo of W. Nicholas Thorndike]

Mr. Thorndike, age 67, serves as a Director of various corporations and charitable organizations, including, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust and Northeastern University, a member of the Advisory Board of New England Electric Systems, and an Honorary Trustee of Massachusetts General Hospital, where he previously served as chairman and president.
Prior to December 1988, Mr. Thorndike was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment advisor that manages mutual funds and institutional assets. He also previously served as a Trustee

     Nominees for Trustees

     of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

--------------------
    *Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Retail Management, Inc. ("Putnam Retail Management"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Lasser, Putnam III and Smith are deemed "interested persons" by virtue of their positions as officers or affiliates of your fund, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.

     Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc. a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998.

     The balance of the nominees are not "interested persons."
     --------------------
     Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

     The 11 nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred and common shareholders will be elected Trustees of your fund. The 2 nominees for election as Trustees by the preferred shareholders who receive the greatest number of votes from the preferred shareholders, voting as a single class, will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.

     The address for each of the current Trustees and each of the nominees is One Post Office Square, Boston, Massachusetts 02109.

  >  What are the Trustees' responsibilities?

     Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.


  >  Do the Trustees have a stake in your fund?

     The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 114 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $29 million. The table below lists each Trustee's current investments in each fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.

Share Ownership by Trustees
                               Number of shares owned as of May 31, 2000 of:



                        Year first        All Putnam                Putnam
                        elected as        funds                     California
                        Trustee of the    (including                Investment Grade
Trustees                Putnam funds      notional shares)(1)(2)    Municipal Trust
----------------------- ----------------  ------------------------  -----------------
Jameson A. Baxter       1994                  161,048(3)              126
Hans H. Estin           1972                   35,915(4)              144
John A. Hill            1985                  231,092                 100
Ronald J. Jackson       1996                  165,186(3)              200(3)
Paul L. Joskow          1997                   52,285                 100
Elizabeth T. Kennan     1992                   27,584(4)              155
Lawrence J. Lasser      1992                  521,035(3)              100
John H. Mullin, III     1997                   73,938                 100
Robert E. Patterson     1984                   91,400                 100
George Putnam, III      1984                  516,910(3)              500
A.J.C. Smith            1986                   46,333(3)              200(3)
W. Thomas Stephens      1997                  139,100(3)              100
W. Nicholas Thorndike   1992                   85,531                 153
----------------------- ----                  ---------               -----

(1) These holdings do not include shares of Putnam money market funds.
(2) Notional shares represent economic interest in a fund acquired by the Trustees pursuant to the terms of the Trustee Compensation Deferral Plan, and they do not have any voting power.
(3) Includes shares over which the Trustee has shared investment and shared voting power.
(4) Includes shares held in a trust over which the Trustee has investment and voting power.

   As of May 31, 2000, the Trustees and officers of Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Investment Grade Municipal Trust II owned a total of 2,078, 2,169 and 3,277 shares respectively, comprising less than 1% of the outstanding shares of such fund on that date. None of the Trustees owns any of the fund's preferred shares.

Putnam               Putnam
Investment Grade     Investment Grade
Municipal Trust      Municipal Trust II
------------------   --------------------
129                  1,317
201                    149
100                    100
200(3)                 200(3)
100                    100
152                    153
100                    100
100                    100
300                    100
300                    500
200(3)                 200(3)
100                    100
187                    158
-----                 -------

Share Ownership by Trustees
                               Number of shares owned as of May 31, 2000 of:



                        Putnam              Putnam               Putnam
                        Investment          Managed              Municipal
                        Grade Municipal     Municipal Income     Opportunities
Trustees                Trust III           Trust                Trust
----------------------- -----------------   ------------------   --------------
Jameson A. Baxter          1,561                  129                128
Hans H. Estin                134                  201                150
John A. Hill                 100                  100                100
Ronald J. Jackson            200(3)               200(3)             200(3)
Paul L. Joskow               100                  100                100
Elizabeth T. Kennan          136                  152                160
Lawrence J. Lasser           100                  100                100
John H. Mullin, III          100                  100                100
Robert E. Patterson          200                  300                100
George Putnam, III           500                  300                500
A.J.C. Smith                 200(3)               200(3)             200(3)
W. Thomas Stephens           100                  100                100
W. Nicholas Thorndike        136                  187                158
-----------------------    -------                -----              -----

   As of May 31, 2000, the Trustees and officers of Putnam Investment Grade
   Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam
   Municipal Opportunities Trust and Putnam New York Investment Grade
   Municipal Trust owned a total of 3,568, 2,169, 2,096 and 2,067 shares respectively, comprising less than 1% of the outstanding shares of such fund on that date. None of the Trustees owns any of the fund's preferred shares.



                                       18



Putnam
New York
Investment Grade
Municipal Trust
-----------------
125
143
100
200(3)
100
147
100
100
100
500
200(3)
100
152
-----

  > What are some of the ways in which the Trustees represent shareholder interests?

     The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     o by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

     o by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

     o by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

     o by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

     o by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

     o by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     o by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

  >  How often do the Trustees meet?

     The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all the contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews procedures for the valuation of securities, the funds' accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Board Policy and Nominating Committee, which is composed of non-interested Trustees and which reviews the compensation of the Trustees and their administrative staff, supervises the engagement of the funds' independent counsel and selects nominees for election as Trustees; the Distribution and Closed-end Funds Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund, and the Pricing Committee, which reviews procedures for the valuation of securities.

     Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1999, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including an Executive Committee, may also meet on special occasions as the need arises.


  >  What are the Trustees paid for their services?

     Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1999:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all
                        Aggregate      accrued as   Putnam          Total
                        compensation   part of      funds           compensation
                        from the       fund         upon            from all
Trustee                 fund(1)        expenses     retirement(2)   Putnam funds(3)
----------------------- -------------- ------------ --------------- ----------------
Jameson A. Baxter         $477          $101         $ 95,000        $191,000(4)
Hans H. Estin              474           236           95,000         190,000
John A. Hill(5)            494           119          115,000         239,750(4)
Ronald J. Jackson          477           126           95,000         193,500(4)
Paul L. Joskow             474            46           95,000         191,000(4)
Elizabeth T. Kennan        474           150           95,000         190,000
Lawrence J. Lasser         472           115           95,000         189,000
John H. Mullin, III        476            68           95,000         196,250(4)
Robert E. Patterson        474            80           95,000         190,250
George Putnam, III         474            54           95,000         190,000
A.J.C. Smith               469           170           95,000         188,000
W. Thomas Stephens         465            64           95,000         188,000(4)
W. Nicholas Thorndike      472           211           95,000         190,000
-----------------------   ----          ----         --------      ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all
                        Aggregate      accrued as   Putnam          Total
                        compensation   part of      funds           compensation
                        from the       fund         upon            from all
Trustee                 fund(1)        expenses     retirement(2)   Putnam funds(3)
----------------------- -------------- ------------ --------------- ----------------
Jameson A. Baxter          $636          $139         $ 95,000        $191,000(4)
Hans H. Estin               632           309           95,000         190,000
John A. Hill(5)             715           157          115,000         239,750(4)
Ronald J. Jackson           640           197           95,000         193,500(4)
Paul L. Joskow              632            81           95,000         191,000(4)
Elizabeth T. Kennan         632           206           95,000         190,000
Lawrence J. Lasser          628           157           95,000         189,000
John H. Mullin, III         648           122           95,000         196,250(4)
Robert E. Patterson         633           106           95,000         190,250
George Putnam, III          632            72           95,000         190,000
A.J.C. Smith                625           227           95,000         188,000
W. Thomas Stephens          625           114           95,000         188,000(4)
W. Nicholas Thorndike       630           288           95,000         190,000
-----------------------    ----          ----         --------      ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all
                        Aggregate      accrued as   Putnam          Total
                        compensation   part of      funds           compensation
                        from the       fund         upon            from all
Trustee                 fund(1)        expenses     retirement(2)   Putnam funds(3)
----------------------- -------------- ------------ --------------- ----------------
Jameson A. Baxter         $664          $127         $ 95,000        $191,000(4)
Hans H. Estin              660           296           95,000         190,000
John A. Hill(5)            706           149          115,000         239,750(4)
Ronald J. Jackson          664           160           95,000         193,500(4)
Paul L. Joskow             660            58           95,000         191,000(4)
Elizabeth T. Kennan        660           189           95,000         190,000
Lawrence J. Lasser         657           144           95,000         189,000
John H. Mullin, III        662            88           95,000         196,250(4)
Robert E. Patterson        660           100           95,000         190,250
George Putnam, III         660            68           95,000         190,000
A.J.C. Smith               653           213           95,000         188,000
W. Thomas Stephens         647            82           95,000         188,000(4)
W. Nicholas Thorndike      657           265           95,000         190,000
-----------------------   ----          ----         --------      ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all        Total
                        Aggregate      accrued as   Putnam          compensation
                        compensation   part of      funds           from all
                        from the       fund         upon            Putnam
Trustee                 fund(1)        expenses     retirement(2)   funds(3)
----------------------- -------------- ------------ --------------- -----------------
Jameson A. Baxter         $460          $103         $ 95,000         $191,000(4)
Hans H. Estin              457           231           95,000          190,000
John A. Hill(5)            489           117          115,000          239,750(4)
Ronald J. Jackson          466           144           95,000          193,500(4)
Paul L. Joskow             457            59           95,000          191,000(4)
Elizabeth T. Kennan        457           152           95,000          190,000
Lawrence J. Lasser         455           116           95,000          189,000
John H. Mullin, III        472            88           95,000          196,250(4)
Robert E. Patterson        458            79           95,000          190,250
George Putnam, III         457            54           95,000          190,000
A.J.C. Smith               452           169           95,000          188,000
W. Thomas Stephens         452            82           95,000          188,000(4)
W. Nicholas Thorndike      457           214           95,000          190,000
-----------------------   ----          ----         --------       ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all
                        Aggregate      accrued as   Putnam          Total
                        compensation   part of      funds           compensation
                        from the       fund         upon            from all
Trustee                 fund(1)        expenses     retirement(2)   Putnam funds(3)
----------------------- -------------- ------------ --------------- ----------------
Jameson A. Baxter        $  821         $164         $ 95,000        $191,000(4)
Hans H. Estin               816          367           95,000         190,000
John A. Hill(5)           1,101          186          115,000         239,750(4)
Ronald J. Jackson           830          229           95,000         193,500(4)
Paul L. Joskow              816           93           95,000         191,000(4)
Elizabeth T. Kennan         816          243           95,000         190,000
Lawrence J. Lasser          810          185           95,000         189,000
John H. Mullin, III         841          139           95,000         196,250(4)
Robert E. Patterson         818          126           95,000         190,250
George Putnam, III          816           85           95,000         190,000
A.J.C. Smith                805          269           95,000         188,000
W. Thomas Stephens          805          130           95,000         188,000(4)
W. Nicholas Thorndike       816          340           95,000         190,000
-----------------------  ------         ----         --------      ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all
                        Aggregate      accrued as   Putnam          Total
                        compensation   part of      funds           compensation
                        from the       fund         upon            from all
Trustee                 fund(1)        expenses     retirement(2)   Putnam funds(3)
----------------------- -------------- ------------ --------------- ----------------
Jameson A. Baxter         $681          $134         $ 95,000        $191,000(4)
Hans H. Estin              677           313           95,000         190,000
John A. Hill(5)            716           157          115,000         239,750(4)
Ronald J. Jackson          682           168           95,000         193,500(4)
Paul L. Joskow             677            61           95,000         191,000(4)
Elizabeth T. Kennan        677           199           95,000         190,000
Lawrence J. Lasser         673           152           95,000         189,000
John H. Mullin, III        682            92           95,000         196,250(4)
Robert E. Patterson        676           105           95,000         190,250
George Putnam, III         677            72           95,000         190,000
A.J.C. Smith               670           226           95,000         188,000
W. Thomas Stephens         663            86           95,000         188,000(4)
W. Nicholas Thorndike      674           280           95,000         190,000
-----------------------   ----          ----         --------      ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM NEW YORK INVESTMENT GRADE
MUNICIPAL TRUST

Compensation Table


                                                    Estimated
                                       Pension or   annual
                                       retirement   benefits
                                       benefits     from all
                        Aggregate      accrued as   Putnam          Total
                        compensation   part of      funds           compensation
                        from the       fund         upon            from all
Trustee                 fund(1)        expenses     retirement(2)   Putnam funds(3)
----------------------- -------------- ------------ --------------- ----------------
Jameson A. Baxter         $468          $ 99         $ 95,000        $191,000(4)
Hans H. Estin              466           231           95,000         190,000
John A. Hill(5)            479           116          115,000         239,750(4)
Ronald J. Jackson          468           123           95,000         193,500(4)
Paul L. Joskow             466            45           95,000         191,000(4)
Elizabeth T. Kennan        466           147           95,000         190,000
Lawrence J. Lasser         463           112           95,000         189,000
John H. Mullin, III        467            67           95,000         196,250(4)
Robert E. Patterson        466            78           95,000         190,250
George Putnam, III         466            53           95,000         190,000
A.J.C. Smith               461           167           95,000         188,000
W. Thomas Stephens         456            63           95,000         188,000(4)
W. Nicholas Thorndike      463           206           95,000         190,000
-----------------------   ----          ----         --------      ------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)  As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

     Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee by the funds for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service compensated by the funds. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

     The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

     For additional information about your fund, including further information about its Trustees and officers, please see "Fund Information," on page 38.

2a.  RATIFICATION OF INDEPENDENT AUDITORS

     All funds except Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust:

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

     A majority of the votes on the matter is necessary to ratify the selection of auditors. The outcome of a vote affecting one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

2b.  RATIFICATION OF INDEPENDENT AUDITORS

     Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust only:

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit Committee of the Board of Trustees unanimously approved the selection of KPMG in June of 1999, and the Trustees unanimously approved such selection in July 1999. Among the country's preeminent accounting firms, this firm also serves as the auditors for several of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

     PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors for your fund. PricewaterhouseCoopers LLP resigned as independent auditors in July, 1999. Neither of its reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There were no no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure.

     The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the

     Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand L.L.P. These firms merged in July, 1998.

     A majority of the votes on the matter is necessary to ratify the selection of auditors. The outcome of a vote affecting one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

Further Information About Voting and the Meeting

     Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

     The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

     Special Rule for Proportional Voting. In accordance with New York Stock Exchange rules, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own remarketed preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.

     The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

     Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

     Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

     If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

     Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the

     Internet, you will need the 14-digit "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card on the World Wide Web. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

     Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

     Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense D.F. King & Co. Inc., 77 Water Street, New York, NY 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $6,000 plus reasonable out-of-pocket expenses for mailing and phone costs.

     Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either
     (i) by a written revocation received by the Associate Clerk of your fund,
     (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

     Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that each fund's next annual meeting of shareholders will be held in October 2001. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before March 28, 2001. Shareholders who wish to make a proposal at the 2001 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than June 5, 2001. The Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees, provided that shareholders submit their recommendations by the above date. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

     Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

     Putnam Investments. Putnam Investment Management, Inc., the fund's investment manager, and its affiliates, Putnam Retail Management, Inc., the fund's principal underwriter, and Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, Inc., a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036

     Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     Audit Committee and Board Policy and Nominating Committee. The members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. The Audit Committee currently consists of Dr. Kennan and Messrs. Estin, Mullin and Stephens (Chairman). The Board Policy and Nominating

     Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike.

     Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam management and Putnam Retail Management, Messrs. Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam III and Lawrence J. Lasser, the officers of each fund are as follows:


Putnam California Investment Grade Municipal Trust
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1988
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Richard P. Wyke* (44)          Vice President                  1998
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management

Putnam Investment Grade Municipal Trust II
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1989
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Richard P. Wyke* (44)          Vice President                  1996
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management



Putnam Municipal Opportunities Trust
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1988
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Blake E. Anderson* (43)        Vice President                  1996
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management

Putnam New York Investment Grade Municipal Trust
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1988
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Richard P. Wyke* (44)          Vice President                  1998
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management



Putnam Investment Grade Municipal Trust III
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1988
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Richard P. Wyke* (44)          Vice President                  1996
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management

Putnam Managed Municipal Income Trust
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1988
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Richard P. Wyke* (44)          Vice President                  1998
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management



Putnam Investment Grade Municipal Trust
                                                            Year first
                                                            elected to
Name (age)                     Office                       office
----------------------------   --------------------------   -----------
Charles E. Porter (61)         Executive Vice President        1989
Patricia C. Flaherty (53)      Senior Vice President           1993
John D. Hughes (65)            Senior Vice President
                                & Treasurer                    1988
Gordon H. Silver (53)          Vice President                  1990
Ian C. Ferguson (43)           Vice President                  1997
Stephen Oristaglio (44)        Vice President                  1998
Jerome J. Jacobs (41)          Vice President                  1996
Richard P. Wyke* (44)          Vice President                  1996
Richard A. Monaghan** (45)     Vice President                  1998
John R. Verani (61)            Vice President                  1988
-----------------------------------------------------------------------

 *The fund's portfolio manager
**President of Putnam Retail Management

Assets and shares outstanding of your fund as of May 31, 2000
---------------------------------------------------------------------
                             Net assets:
---------------------------------------------------------------------
Putnam California Investment Grade Municipal Trust     $ 64,553,620
Putnam Investment Grade Municipal Trust                $217,084,237
Putnam Investment Grade Municipal Trust II             $165,498,792
Putnam Investment Grade Municipal Trust III            $ 48,115,339
Putnam Managed Municipal Income Trust                  $388,575,690
Putnam Municipal Opportunities Trust                   $198,986,149
Putnam New York Investment Grade Municipal Trust       $ 36,156,892
-----------------------------------------------------------------------


Shares outstanding and authorized to vote:
-------------------------------------------------------------------------
Putnam California Investment Grade Municipal Trust
 Common shares outstanding and authorized to vote        4,607,092 shares
 Preferred shares outstanding and authorized to vote           320 shares
Putnam Investment Grade Municipal Trust
 Common shares outstanding and authorized to vote       21,111,888 shares
 Preferred shares outstanding and authorized to vote         1,400 shares
Putnam Investment Grade Municipal Trust II
 Common shares outstanding and authorized to vote       13,357,092 shares
 Preferred shares outstanding and authorized to vote        A: 630 shares
                                                            B: 630 shares
Putnam Investment Grade Municipal Trust III
 Common shares outstanding and authorized to vote        4,007,092 shares
 Preferred shares outstanding and authorized to vote           200 shares
Putnam Managed Municipal Income Trust
 Common shares outstanding and authorized to vote       46,806,578 shares
 Preferred shares outstanding and authorized to vote        A: 550 shares
                                                            B: 550 shares
                                                            C: 650 shares
Putnam Municipal Opportunities Trust
 Common shares outstanding and authorized to vote       16,157,092 shares
 Preferred shares outstanding and authorized to vote        A: 800 shares
                                                          B: 1,620 shares
                                                          C: 1,620 shares

Putnam New York Investment Grade Municipal Trust
 Common shares outstanding and authorized to vote       2,847,092 shares
 Preferred shares outstanding and authorized to vote          200 shares


5% beneficial ownership of your fund as of May 31, 2000:
----------------------------------------------------------------
Putnam California Investment Grade Municipal Trust
 Persons beneficially owning more than 5% of the fund's
  Common shares                                            NONE
 Persons beneficially owning more than 5% of the fund's
  Preferred shares                                         NONE
Putnam Investment Grade Municipal Trust
 Persons beneficially owning more than 5% of the fund's
  Common shares                                            NONE
 Persons beneficially owning more than 5% of the fund's
  Preferred shares                                         NONE
Putnam Investment Grade Municipal Trust II
 Persons beneficially owning more than 5% of the fund's
  Common shares                                            NONE
 Persons beneficially owning more than 5% of the fund's
  Preferred shares                                         NONE
Putnam Investment Grade Municipal Trust III
 Persons beneficially owning more than 5% of the fund's
  Common shares                                            NONE
 Persons beneficially owning more than 5% of the fund's
  Preferred shares                                         NONE
Putnam Managed Municipal Income Trust
 Persons beneficially owning more than 5% of the fund's
  Common shares                                            NONE
 Persons beneficially owning more than 5% of the fund's
  Preferred shares                                         NONE
Putnam Municipal Opportunities Trust
 Persons beneficially owning more than 5% of the fund's
  Common shares                                            NONE
 Persons beneficially owning more than 5% of the fund's
  Preferred shares                                         NONE
Putnam New York Investment Grade Municipal Trust

Persons beneficially owning more than 5% of the fund's
Common shares                                              NONE

Persons beneficially owning more than 5% of the fund's
Preferred shares                                           NONE

P U T N A M  INVESTMENTS [logo]

             The Putnam Funds
             One Post Office Square
             Boston, Massachusetts 02109
             Toll-free 1-800-225-1581





                                                                      62707 8/00

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam California Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:

1.       Proposal to fix the number of Trustees and elect all              FOR               WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                 |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of PricewaterhouseCoopers         FOR             AGAINST            ABSTAIN
         LLP as the independent auditors of your fund.                      |_|               |_|                |_|


Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam California Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------


/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of                    / /                / /                / /
               PricewaterhouseCoopers LLP as the independent
               auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:

1.       Proposal to fix the number of Trustees and elect all              FOR             WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                 |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of KPMG LLP as the                FOR             AGAINST            ABSTAIN
         independent auditors of your fund.                                 |_|               |_|                |_|


Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------

/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of                    / /                / /                / /
               KPMG LLP as the independent auditors
               of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Investment Grade Municipal Trust II (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:

1.       Proposal to fix the number of Trustees and elect all              FOR             WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                  |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of PricewaterhouseCoopers         FOR             AGAINST            ABSTAIN
         LLP as the independent auditors of your fund.
                                                                            |-|               |-|                |-|

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Investment Grade Municipal Trust II (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------


/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of                    / /                / /                / /
               PricewaterhouseCoopers LLP as the independent
               auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Investment Grade Municipal Trust III (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:


1.       Proposal to fix the number of Trustees and elect all              FOR             WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                   |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of PricewaterhouseCoopers         FOR             AGAINST            ABSTAIN
         LLP as the independent auditors of your fund.                      |_|               |_|                |_|


Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Investment Grade Municipal Trust III (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------


/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of                    / /                / /                / /
               PricewaterhouseCoopers LLP as the independent
               auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Managed Municipal Income Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:

1.       Proposal to fix the number of Trustees and elect all              FOR             WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                 |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of KPMG LLP as the                FOR             AGAINST            ABSTAIN
         independent auditors of your fund.                                 |_|               |_|                |_|


Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Managed Municipal Income Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------


/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of KPMG LLP           / /                / /                / /
               as the independent auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Municipal Opportunities Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal OpportunitiesTrust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:

1.       Proposal to fix the number of Trustees and elect all              FOR             WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                 |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of PricewaterhouseCoopers         FOR             AGAINST            ABSTAIN
         LLP as the independent auditors of your fund.                      |_|               |_|                |_|


Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam Municipal Opportunities Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------


/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of                    / /                / /                / /
               PricewaterhouseCoopers LLP as the independent
               auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)
             P.O. Box 9131
             Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1.       Read the proxy statement.
2.       Go to proxyweb.com/Putnam.
3.       Enter the 14-digit control number printed on your proxy card.
4.       Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                            This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam New York Investment Grade Municipal Trust (Common Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name

-----------------------------------------------------------
Street

-----------------------------------------------------------
City                        State                      Zip
-----------------------------------------------------------
Telephone

-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------

------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2.

Please vote by filling in the appropriate boxes below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED:

1.       Proposal to fix the number of Trustees and elect all            FOR               WITHHOLD
         nominess.                                                 fixing the number     authority to
                                                                     of Trustees as      vote for all
The nominees for Trustees are:  J.A. Baxter, H.H. Estin, J.A.         proposed and         nominees
Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H.     electing all the
Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T.     nominees (except
Stephens and W.N. Thorndike.                                        as marked to the
                                                                    contrary below)
                                                                          |_|                  |_|

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

---------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2.       Proposal to ratify the selection of PricewaterhouseCoopers         FOR             AGAINST            ABSTAIN
         LLP as the independent auditors of your fund.                      |_|               |_|                |_|


Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAM INVESTMENTS                                                 (Logo)

                                              NOTE: PHONE AND INTERNET VOTING IS
                                                 NOT AVAILABLE FOR THIS ACCOUNT.

                            This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on October 5, 2000 for Putnam New York Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John Hill, Hans H. Estin, and Robert
E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 5, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here            Date

-------------------------------------------------
Co-owner sign here               Date

If you complete and sign the proxy, we'll vote exactly as you tell us. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR fixing the number of Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect all nominees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /     FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

         To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

         --------------------------------------


/  /     WITHHOLD authority to vote for all nominees


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

                                                                      FOR              AGAINST            ABSTAIN
2.             Proposal to ratify the selection of                    / /                / /                / /
               PricewaterhouseCoopers LLP as the independent
               auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.
                                      -2-